[Logo]  M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual Fund(R)




MFS(R) GOVERNMENT
LIMITED MATURITY FUND
SEMIANNUAL REPORT O JUNE 30, 1998



                                   [Graphic]
                    MFS(R) Government Limited Maturity Fund
                                      10th
                                  ANNIVERSARY
                                   1988-1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 11
Notes to Financial Statements ............................................. 19
Trustees and Officers ..................................................... 25

--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE SIX MONTHS ENDED JUNE 30, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 2.66%, CLASS B SHARES 2.15%, CLASS C SHARES 2.13%, AND CLASS I SHARES 2.74%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

   o THE FUND'S ALLOCATION TO MORTGAGE- BACKED SECURITIES HAS BEEN INCREASED IN THE PAST FEW MONTHS BECAUSE WE THINK MANY OF THE PREPAYMENTS AND REFINANCINGS HAVE ALREADY BEEN FACTORED INTO MARKET PRICING, WHICH HAS CREATED SOME GOOD VALUES IN THE MORTGAGE MARKET.

   o THE FUND'S DURATION, OR EXPOSURE TO CHANGES IN INTEREST RATES, IS SLIGHTLY UNDER 1.6%. THE DURATION WAS LONGER IN THE EARLY PART OF THE YEAR, BUT AS INTEREST RATES HAVE COME DOWN WE HAVE SHORTENED IT.

   o WE HAVE FOUND GOOD VALUE IN 15-YEAR MORTGAGES, WHICH AT CURRENT INTEREST RATES APPEAR LESS LIKELY TO BE REFINANCED OUT OF THE PORTFOLIO IN FUTURE YEARS.

   o  ON SEPTEMBER 26, 1998, THE FUND MARKS ITS 10TH ANNIVERSARY.




--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

---------------------------

[Photo of D. Richard Smith]

---------------------------
      D. Richard Smith

For the six months ended June 30, 1998, Class A shares of the Fund provided a total return of 2.66%, Class B shares 2.15%, Class C shares 2.13%, and Class I shares 2.74%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 3.03% return for the Lehman Brothers One- to Three-Year Government Bond Index (a market-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to three years). The return of the Fund's Class A shares also compares to the 2.64% return for the average short-term government debt fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. THE FUND'S WEIGHTING IN MORTGAGE-BACKED SECURITIES CAME DOWN QUITE A BIT EARLIER THIS YEAR. WHY IS THIS?

A. Last year, the Fund benefited from its high weighting in mortgages, which not only delivered a good yield but also an additional principal return. This year, as interest rates have declined, we have seen a new wave of refinancings, so we lowered the allocation to mortgages. We think 75% of assets is a good long-term weighting for mortgages, but this year we went as low as 25% when we saw the rate of prepayments start to pick up. Now, however, the Fund's mortgage allocation is back up to between 50% and 60% because we think a lot of the prepayments and refinancings have already been factored into market pricing, which has created some good values in the mortgage market.

Q.  HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OF THE PAST
    SIX MONTHS?

A. The overriding theme has been the weakening global economies as opposed to the domestic economy. The dollar has continued to be strong and, while it appeared we would see a slowdown because of Asia in the first quarter, it didn't happen until the second quarter, when we saw imports and manufacturing affected. While we think the Asian turmoil is serious, we also believe that the domestic economy ultimately will determine the direction of the U.S. bond market.

Q.  AND WHAT DIRECTION DO YOU ANTICIPATE?

A. We think short-term interest rates will eventually move down into the 4% area while longer-term rates go to the lower 5% range. That would be supported by the low supply of U.S. government securities and the slower, noninflationary growth that we expect to see over time. In the short run the wiggles and waggles in the U.S. bond market will be determined by the global economy, but the long-term trend of interest rates will be determined by the domestic economy. Right now, we haven't seen enough of a slowdown in the domestic economy to position the Fund for lower rates.

Q.  WHAT ABOUT THE FUND'S DURATION, OR EXPOSURE TO CHANGES IN INTEREST RATES?

A. We try to stay in a range of 1.1% to 2.2%, with an average duration of 1.6%. Right now, we're slightly under that. The Fund's duration was longer in the early part of the year, but as interest rates have come down we have shortened it. Duration is important, but we also think in terms of how much yield we can add versus three-month U.S. Treasuries.

Q.  COULD YOU DISCUSS THE FUND'S INVESTMENT PHILOSOPHY AND STRATEGY?

A. We see this Fund as a stable net asset value (NAV) investment that delivers comparable returns compared to three-month Treasury bills and two-year Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) So we see this as an investment for someone who's moving money out of cash, wants a portfolio that's professionally managed, and is seeking superior returns with a stable -- not fixed -- NAV. The Fund's distribution rate is approximately 6%, and if we can keep the NAV as stable as possible and distribute 6% in an environment in which three-month Treasury bills are paying 5%, we feel like we're adding a lot of value for our investor. The higher yield comes from the core position in short-term, stable-value mortgage securities. In the past six months, the NAV has ranged from $8.35 to $8.45, a variation of just 10 cents, or 1%.

Q. HAVE THERE BEEN ANY PARTICULARLY INTERESTING DEVELOPMENTS IN YOUR MARKETS IN THE PAST SIX MONTHS?

A. We're very selective about where we look for value in the mortgage market, but one place where we've found value is in 15-year securities. People taking out 15-year mortgages today were typically in 30-year mortgages, then went to 15-year ones as their incomes rose to a point at which they could afford the higher monthly payments. Even if interest rates come down a little, these people probably won't refinance into new 15-year loans because when they add up the extra interest costs of extending their mortgages, they will probably prefer to get their current mortgages paid off. So we're selectively buying these mortgages, which are currently yielding about 6.25% and adding between 60 and 80 basis points (0.60% and 0.80%) of yield to the portfolio this year.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC ENVIRONMENT OR IN YOUR MARKET, AND HOW MIGHT THEY BE REFLECTED IN
    THE FUND?

A. We think the critical things to watch are the employment statistics, the stock market, corporate earnings, wage pressures, and the growth of the service sector versus the manufacturing sector. If the economy remains strong, interest rates could move back up and the market will begin to anticipate a tightening by the Federal Reserve Board (the Fed). We think the Fed would rather raise rates a little bit now, when the economy is strong, rather than wait until the economy is weakening but inflation is already building. Overall, though, we think we've gone through the majority of the rally for this quarter in our market and that we're in a period of stability. Also, the government is probably going to run a $50 billion to $60 billion budget surplus this year, so the supply of Treasury securities will be less than it's been in quite a while, which should help the demand side of this market, resulting in stable to lower rates. Given this scenario, we expect to maintain the Fund's conservative stance but would look to increase its interest-rate sensitivity if the yield curve steepens and we can put some money to work at higher yields.

/s/ D. Richard Smith
    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   D. RICHARD SMITH IS A VICE PRESIDENT -- INVESTMENTS AT MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF THE MFS(R) GOVERNMENT MORTGAGE FUND AND THE MFS(R) GOVERNMENT MORTGAGE SERIES, OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT LIMITED MATURITY FUND.

   MR. SMITH JOINED MFS IN 1993. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. FROM VANDERBILT UNIVERSITY.








This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                            INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN
                            MONEY MARKET INSTRUMENTS).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    SEPTEMBER 26, 1988

  CLASS INCEPTION:          CLASS A  SEPTEMBER 26, 1988
                            CLASS B  SEPTEMBER 7, 1993
                            CLASS C  AUGUST 1, 1994
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $253.6 MILLION NET ASSETS AS OF JUNE 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH JUNE 30, 1998

CLASS A

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +2.66%       +6.11%      +17.52%      +24.62%         +77.29%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +6.11%      + 5.53%      + 4.50%         + 6.04%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +3.46%      + 4.64%      + 3.97%         + 5.77%
--------------------------------------------------------------------------------------------------------------------

CLASS B

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +2.15%       +5.28%      +14.64%      +19.46%         +70.24%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +5.28%      + 4.66%      + 3.62%         + 5.60%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +1.29%      + 3.77%      + 3.26%         + 5.60%
--------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, September 26, 1988, through June 30, 1998.

CLASS C

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +2.13%       +5.25%      +14.51%      +20.44%         +71.35%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +5.25%      + 4.62%      + 3.79%         + 5.67%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --         +4.25%      + 4.62%      + 3.79%         + 5.67%
--------------------------------------------------------------------------------------------------------------------

CLASS I

                                                   6 Months       1 Year      3 Years      5 Years  10 Years/Life*
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                              +2.74%       +6.27%      +17.79%      +24.86%         +77.79%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --         +6.27%      + 5.61%      + 4.54%         + 6.07%
--------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, September 26, 1988, through June 30, 1998.

Class A share ("A") SEC results include the maximum 2.50% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, with out which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 1998

PORTFOLIO STRUCTURE

U.S. Government               49.5%
Mortgage Backed               41.3%
Cash                           9.2%

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 1998

Bonds - 87.9%
----------------------------------------------------------------------------------------------------------
                                                                   PRINCIPAL AMOUNT
ISSUER                                                                (000 OMITTED)                  VALUE
----------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 31.7%
    Federal Home Loan Mortgage Corp., 6.288s, 2027                          $21,692           $ 21,895,623
    Federal Home Loan Mortgage Corp., 8s, 2011 - 2012                        10,690             11,079,574
    Federal Home Loan Mortgage Corp., 9s, 2005                                2,299              2,380,377
    Federal Home Loan Mortgage Corp., 9.25s, 2019                             2,064              2,279,977
    Federal National Mortgage Assn., 6.5s, 2010 - 2012                       14,095             14,174,602
    Federal National Mortgage Assn., 7s, 2002                                 3,873              3,937,521
    Federal National Mortgage Assn., 7.5s, 2000 - 2012                       17,104             17,529,932
    Federal National Mortgage Assn., 10s, 2025                                6,347              7,019,110
                                                                                              ------------
                                                                                              $ 80,296,716
----------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 56.2%
  Government National Mortgage Association - 8.5%
    GNMA, 8s, 2023 - 2027                                                   $13,556           $ 14,086,103
    GNMA, 8.5s, 2001 - 2010                                                   2,603              2,753,891
    GNMA, 9s, 2001 - 2007                                                     4,435              4,723,616
                                                                                              ------------
                                                                                              $ 21,563,610
----------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations - 47.7%
  U.S. Treasury Notes, 7.75s, 1999                                          $15,000           $ 15,473,400
  U.S. Treasury Notes, 9.125s, 1999                                          15,500             15,969,805
  U.S. Treasury Notes, 5.5s, 2000                                            10,000              9,996,900
  U.S. Treasury Notes, 7.875s, 2001                                          32,000             34,099,840
  U.S. Treasury Notes, 8s, 2001                                              23,750             25,286,388
  U.S. Treasury Notes, 6.625s, 2002                                          19,500             20,197,710
                                                                                              ------------
                                                                                              $121,024,043
----------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                              $142,587,653
----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $222,835,915)                                                   $222,884,369
----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 8.9%
----------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 6/30/98, due 7/01/98,
      total to be received $22,693,593 (secured
      by various U.S. Treasury and Federal
      Agency obligations in a jointly traded
      account), at Cost                                                     $22,690           $ 22,690,000
----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $245,525,915)                                             $245,574,369
----------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 3.2%                                                            8,031,441
----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                           $253,605,810
----------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $245,525,915)            $245,574,369
  Cash                                                                      688
  Receivable for Fund shares sold                                     6,201,283
  Receivable for investments sold                                     1,450,312
  Interest receivable                                                 2,516,162
  Other assets                                                            1,723
                                                                   ------------
    Total assets                                                   $255,744,537
                                                                   ------------
Liabilities:
  Distributions payable                                            $    389,353
  Payable for Fund shares reacquired                                  1,631,687
  Payable to affiliates -
    Management fee                                                        8,175
    Shareholder servicing agent fee                                       2,299
    Distribution and service fee                                         23,665
    Administrative fee                                                      307
  Accrued expenses and other liabilities                                 83,241
                                                                   ------------
      Total liabilities                                            $  2,138,727
                                                                   ------------
Net assets                                                         $253,605,810
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $278,181,015
  Unrealized appreciation on investments                                 48,454
  Accumulated net realized loss on investments                      (24,134,865)
  Accumulated distributions in excess of net investment
    income                                                             (488,794)
                                                                   ------------
      Total                                                        $253,605,810
                                                                   ============
Shares of beneficial interest outstanding                           30,319,189
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $195,334,150 / 23,337,176 shares of
     beneficial interest outstanding)                                 $8.37
                                                                      =====
  Offering price per share (100 / 97.5)                               $8.58
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $38,207,031 / 4,574,605 shares of
     beneficial interest outstanding)                                 $8.35
                                                                      =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $18,527,020 / 2,223,747 shares of
     beneficial interest outstanding)                                 $8.33
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $1,537,609 / 183,661 shares of
     beneficial interest outstanding)                                 $8.37
                                                                      =====
On sales of $50,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1998
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $ 8,315,304
                                                                   -----------
  Expenses -
    Management fee                                                 $   479,894
    Trustees' compensation                                              19,540
    Shareholder servicing agent fee                                    134,954
    Distribution and service fee (Class A)                             139,186
    Distribution and service fee (Class B)                             168,607
    Distribution and service fee (Class C)                              90,766
    Administrative fee                                                  17,933
    Custodian fee                                                       40,074
    Printing                                                            24,055
    Postage                                                             15,949
    Auditing fees                                                       17,715
    Legal fees                                                           1,299
    Miscellaneous                                                       57,516
                                                                   -----------
      Total expenses                                               $ 1,207,488
    Fees paid indirectly                                               (36,981)
                                                                   -----------
      Net expenses                                                 $ 1,170,507
                                                                   -----------
        Net investment income                                      $ 7,144,797
                                                                   -----------
Realized and unrealized gain (loss) on investments:
      Realized loss (identified cost basis) on investments         $  (133,333)
      Change in unrealized appreciation on investments                (952,901)
                                                                   -----------
        Net realized and unrealized loss on investments            $(1,086,234)
                                                                   -----------
          Increase in net assets from operations                   $ 6,058,563
                                                                   ===========
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 1998           DECEMBER 31, 1997
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  7,144,797                 $15,684,380
  Net realized loss on investments                                  (133,333)                 (3,540,264)
  Net unrealized gain (loss) on investments                         (952,901)                  3,219,384
                                                                ------------                 -----------
    Increase in net assets from operations                      $  6,058,563                 $15,363,500
                                                                ------------                 -----------
Distributions declared to shareholders -
  From net investment income (Class A)                          $ (5,586,317)               $(12,733,885)
  From net investment income (Class B)                              (935,052)                 (1,844,464)
  From net investment income (Class C)                              (473,911)                 (1,062,463)
  From net investment income (Class I)                               (19,679)                     (9,589)
                                                                ------------                 -----------
    Total distributions declared to shareholders                $ (7,014,959)               $(15,650,401)
                                                                ------------                 -----------

Net increase (decrease) in net assets from Fund share
  transactions                                                  $ 11,305,838                $(40,291,031)
                                                                ------------                 -----------
      Total increase (decrease) in net assets                   $ 10,349,442                $(40,577,932)
Net assets:
  At beginning of period                                         243,256,368                 283,834,300
                                                                ------------                 -----------
  At end of period (including accumulated distributions
    in excess of net investment income of $488,794 and
    $618,632, respectively)                                     $253,605,810                $243,256,368
                                                                ============                ============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                              SIX MONTHS ENDED       -------------------------------------------------------------------------
                                 JUNE 30, 1998            1997            1996            1995            1994            1993
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                $ 8.40          $ 8.41          $ 8.68          $ 8.42          $ 8.99          $ 8.98
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                 $ 0.26          $ 0.53          $ 0.56          $ 0.59          $ 0.54          $ 0.52
  Net realized and unrealized
    gain (loss) on investments           (0.04)          (0.02)          (0.30)           0.25           (0.61)           0.10
                                        ------          ------          ------          ------          ------          ------
      Total from investment
        operations                      $ 0.22          $ 0.51          $ 0.26          $ 0.84          $(0.07)         $ 0.62
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to
  shareholders -
  From net investment income            $(0.25)         $(0.52)         $(0.53)         $(0.58)         $(0.50)         $(0.51)
  From net realized gain on
    investments                            --              --              --              --              --            (0.10)
                                        ------          ------          ------          ------          ------          ------
      Total distributions
        declared to shareholders        $(0.25)         $(0.52)         $(0.53)         $(0.58)         $(0.50)         $(0.61)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $ 8.37          $ 8.40          $ 8.41          $ 8.68          $ 8.42          $ 8.99
                                        ======          ======          ======          ======          ======          ======
Total return(+)                          2.66%++         6.30%           2.98%          10.36%         (0.76)%           7.00%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.82%+          0.84%           0.84%           0.88%           0.89%           1.14%
  Net investment income                  6.13%+          6.27%           6.55%           6.91%           6.28%           5.62%
Portfolio turnover                        182%            266%            301%            447%            328%            247%
Net assets at end of period
 (000 omitted)                        $195,334        $190,039        $226,976        $248,955        $257,154        $345,597

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to December 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             YEAR ENDED
                                                             YEAR ENDED DECEMBER 31,                        FEBRUARY 28,
                                                  -------------------------------------------         -----------------------
                                                      1992              1991          1990(S)            1990           1989*
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 9.06            $ 9.09           $ 9.33          $ 9.51          $ 9.63
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.49            $ 0.52           $ 0.53          $ 0.69          $ 0.23
  Net realized and unrealized gain (loss) on
    investments                                       0.07              0.21             --              0.10           (0.11)
                                                    ------            ------           ------          ------          ------
      Total from investment operations              $ 0.56            $ 0.73           $ 0.53          $ 0.79          $ 0.12
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.45)           $(0.49)          $(0.48)         $(0.67)         $(0.17)
  From net realized gain on investments              (0.14)             --               --             (0.14)          (0.02)
  From paid-in capital                               (0.05)            (0.27)           (0.29)          (0.16)          (0.05)
                                                    ------            ------           ------          ------          ------
      Total distributions declared to
        shareholders                                $(0.64)           $(0.76)          $(0.77)         $(0.97)         $(0.24)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $ 8.98            $ 9.06           $ 9.09          $ 9.33          $ 9.51
                                                    ======            ======           ======          ======          ======
Total return(+)                                      6.51%             8.44%            7.39%+          8.43%           3.02%+
Ratios (to average net assets)/Supplemental data:
  Expenses                                           1.38%             1.33%            1.40%+          1.43%           1.41%+
  Net investment income                              5.50%             5.89%            7.01%+          7.16%           6.97%+
Portfolio turnover                                    391%            1,256%             845%            615%            170%
Net assets at end of period (000 omitted)         $296,788          $365,644         $427,849        $350,011        $117,584

  * For the period from the commencement of the Fund's investment operations, September 26, 1988, through February 28, 1989.
  + Annualized.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) For the 10 months ended December 31, 1990.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                   SIX MONTHS ENDED      ---------------------------------------------------------------------
                                      JUNE 30, 1998           1997           1996           1995           1994         1993**
                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period        $ 8.39         $ 8.39         $ 8.67         $ 8.41         $ 8.98         $ 9.17
                                             ------         ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment income                      $ 0.22         $ 0.46         $ 0.47         $ 0.51         $ 0.47         $ 0.12
  Net realized and unrealized gain
    (loss) on investments                     (0.04)          --            (0.30)          0.25          (0.62)         (0.17)
                                             ------         ------         ------         ------         ------         ------
      Total from investment operations       $ 0.18         $ 0.46         $ 0.17         $ 0.76         $(0.15)        $(0.05)
                                             ------         ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                 $(0.22)        $(0.46)        $(0.45)        $(0.50)        $(0.42)        $(0.11)
  From net realized gain on investments        --             --             --             --             --            (0.03)
                                             ------         ------         ------         ------         ------         ------
      Total distributions declared to
        shareholders                         $(0.22)        $(0.46)        $(0.45)        $(0.50)        $(0.42)        $(0.14)
                                             ------         ------         ------         ------         ------         ------
Net asset value - end of period              $ 8.35         $ 8.39         $ 8.39         $ 8.67         $ 8.41         $ 8.98
                                             ======         ======         ======         ======         ======         ======
Total return                                  2.15%++        5.61%          2.08%          9.31%        (1.65)%        (1.54)%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                  1.62%+         1.63%          1.72%          1.74%          1.79%          1.83%+
  Net investment income                       5.36%+         5.48%          5.67%          6.02%          5.42%          4.58%+
Portfolio turnover                             182%           266%           301%           447%           328%           247%
Net assets at end of period
 (000 omitted)                              $38,207        $34,843        $34,643        $33,759        $23,918        $11,268

** For the period from the inception of Class B, September 7, 1993, through December 31, 1993.
 + Annualized.
++ Not annualized.
 # Per share data for the periods subsequent to December 31, 1993, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                              SIX MONTHS ENDED          -----------------------------------------------------
                                                 JUNE 30, 1998             1997            1996           1995        1994***
                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $ 8.37           $ 8.37          $ 8.65         $ 8.39         $ 8.62
                                                        ------           ------          ------         ------         ------
Income from investment operations# -
  Net investment income                                 $ 0.22           $ 0.45          $ 0.48         $ 0.51         $ 0.17
  Net realized and unrealized gain (loss) on
    investments                                          (0.04)            --             (0.30)          0.25          (0.20)
                                                        ------           ------          ------         ------         ------
      Total from investment operations                  $ 0.18           $ 0.45          $ 0.18         $ 0.76         $(0.03)
                                                        ------           ------          ------         ------         ------
Less distributions declared to shareholders from
  net investment income                                 $(0.22)          $(0.45)         $(0.46)        $(0.50)        $(0.20)
                                                        ------           ------          ------         ------         ------
Net asset value - end of period                         $ 8.33           $ 8.37          $ 8.37         $ 8.65         $ 8.39
                                                        ======           ======          ======         ======         ======
Total return                                             2.13%++          5.56%           2.12%          9.33%        (0.33)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.67%+           1.69%           1.69%          1.73%          1.62%+
  Net investment income                                  5.31%+           5.42%           5.68%          5.87%          6.10%+
Portfolio turnover                                        182%             266%            301%           447%           328%
Net assets at end of period (000 omitted)              $18,527          $18,192         $22,215        $17,365         $3,403

*** For the period from the inception of Class C, August 1, 1994, through December 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                     YEAR ENDED
                                                                  JUNE 30, 1998          DECEMBER 31, 1997****
                                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
-----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 8.40                         $ 8.40
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.22                         $ 0.53
  Net realized and unrealized gain on investments                          0.01                            --
                                                                         ------                         ------
      Total from investment operations                                   $ 0.23                         $ 0.53
                                                                         ------                         ------
Less distributions declared to shareholders from net investment
  income                                                                 $(0.26)                        $(0.53)
                                                                         ------                         ------
Net asset value - end of period                                          $ 8.37                         $ 8.40
                                                                         ======                         ======
Total return                                                              2.74%++                        6.55%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.67%+                         0.69%+
  Net investment income                                                   6.33%+                         6.42%+
Portfolio turnover                                                         182%                           266%
Net assets at end of period (000 omitted)                                $1,538                         $  182

**** For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $24,032,557 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002, ($14,381,215), December 31, 2003, ($2,302,419),
December 31, 2004, ($4,284,511), and December 31, 2005, ($3,064,412).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of the lesser of (i) 0.40% of the average daily net assets or (ii) 0.38% of average daily net assets and 5.36% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,756 for the period ended June 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $8,148 for the period ended June 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,614 for the period ended June 30, 1998. Fees incurred under the distribution plan during the period ended June 30, 1998, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,199 and $79 for Class B and Class C shares, respectively, for the period ended June 30, 1998. Fees incurred under the distribution plan during the period ended June 30, 1998, were 0.95% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended June 30, 1998, were $1,188, $49,984, and $2,640 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES               SALES
------------------------------------------------------------------------------
U.S. government securities                    $423,663,370        $396,637,625
                                               -----------         -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $245,525,915
                                                                  ------------
Gross unrealized appreciation                                     $    644,454
Gross unrealized depreciation                                         (596,000)
                                                                  ------------
    Net unrealized appreciation                                   $     48,454
                                                                  ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                    SIX MONTHS ENDED JUNE 30, 1998          YEAR ENDED DECEMBER 31, 1997
                                    ------------------------------       -------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Share sold                           10,437,166       $ 87,484,085        10,108,169        $ 84,893,500
Shares issued to shareholders
  in reinvestment of
  distributions                         439,821          3,685,489           941,826           7,902,273
Transfer to Class I                    --                --                  (18,266)           (153,434)
Shares reacquired                   (10,151,859)       (85,131,852)      (15,409,294)       (129,355,674)
                                    -----------       ------------       -----------        ------------
    Net increase (decrease)             725,128       $  6,037,722        (4,377,565)       $(36,713,335)
                                    ===========       ============       ===========        ============

Class B Shares
                                    SIX MONTHS ENDED JUNE 30, 1998          YEAR ENDED DECEMBER 31, 1997
                                    ------------------------------       -------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           2,555,391       $ 21,377,268         2,799,236        $ 23,450,174
Shares issued to shareholders
  in reinvestment of
  distributions                          70,942            593,394           136,154           1,140,244
Shares reacquired                    (2,206,340)       (18,465,199)       (2,908,472)        (24,358,371)
                                    -----------       ------------       -----------        ------------
    Net increase                        419,993       $  3,505,463            26,918        $    232,047
                                    ===========       ============       ===========        ============

Class C Shares
                                    SIX MONTHS ENDED JUNE 30, 1998          YEAR ENDED DECEMBER 31, 1997
                                    ------------------------------       -------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             590,324       $  4,922,634           741,477        $  6,196,341
Shares issued to shareholders
  in reinvestment of
  distributions                          35,862            299,268            84,275             703,994
Shares reacquired                      (576,900)        (4,812,307)       (1,304,089)        (10,891,877)
                                    -----------       ------------       -----------        ------------
    Net increase (decrease)              49,286       $    409,595          (478,337)       $ (3,991,542)
                                    ===========       ============       ===========        ============

Class I Shares
                                    SIX MONTHS ENDED JUNE 30, 1998       PERIOD ENDED DECEMBER 31, 1997*
                                    ------------------------------       -------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             160,060       $  1,337,459             5,857        $     49,185
Shares issued to shareholders
  in reinvestment of
  distributions                           2,349             18,758             1,145               9,607
Transfer from Class A                 --                 --                   18,266             153,434
Shares reacquired                          (376)            (3,159)           (3,640)            (30,427)
                                    -----------       ------------       -----------        ------------
    Net increase                        162,033       $  1,353,058            21,628        $    181,799
                                    ===========       ============       ===========        ============

* For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit

The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended June 30, 1998, was $572.

MFS(R) GOVERNMENT LIMITED MATURITY FUND

Trustees                                              Secretary
Richard B. Bailey* - Private Investor; Former         Stephen E. Cavan*
Chairman and Director (until 1991), MFS
Investment Management                                 Assistant Secretary
                                                      James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                      Custodian
Lawrence H. Cohn, M.D. - Chief of Cardiac             State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School          Investor Information

The Hon. Sir J. David Gibbons, KBE - Chief            For MFS stock and bond market outlooks, call
Executive Officer, Edmund Gibbons Ltd.;               toll free: 1-800-637-4458 anytime from a
Chairman, Colonial Insurance Company, Ltd.            touch-tone telephone.

Abby M. O'Neill - Private Investor                    For information on MFS mutual funds, call your
                                                      financial adviser or, for an information kit,
Walter E. Robb, III - President and Treasurer,        call toll free: 1-800-637-2929 any business
Benchmark Advisors, Inc. (corporate financial         day from 9 a.m. to 5 p.m. Eastern time (or
consultants); President, Benchmark Consulting         leave a message anytime).
Group, Inc. (office services)
                                                      Investor Service
Arnold D. Scott* - Senior Executive                   MFS Service Center, Inc.
Vice President, Director, and Secretary,              P.O. Box 2281
MFS Investment Management                             Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman, Chief                  For general information, call toll free:
Executive Officer, and Director,                      1-800-225-2606 any business day from
MFS Investment Management                             8 a.m. to 8 p.m. Eastern time.

J. Dale Sherratt - President, Insight                 For service to speech- or hearing-impaired,
Resources, Inc. (acquisition planning                 call toll free: 1-800-637-6576 any business
specialists)                                          day from 9 a.m. to 5 p.m. Eastern time. (To
                                                      use this service, your phone must be equipped
Ward Smith - Former Chairman (until 1994),            with a Telecommunications Device for the
NACCO Industries (holding company)                    Deaf.)

Investment Adviser                                    For share prices, account balances, and
Massachusetts Financial Services Company              exchanges, call toll free: 1-800-MFS-TALK
500 Boylston Street                                   (1-800-637-8255) anytime from a touch-tone
Boston, MA 02116-3741                                 telephone.

Distributor                                           World Wide Web
MFS Fund Distributors, Inc.                           www.mfs.com
500 Boylston Street
Boston, MA 02116-3741                                                 For the fourth year in a row,
                                                                      MFS earned a #1 ranking in the
Portfolio Manager                                     [Dalbar Logo]   DALBAR, Inc. Broker/Dealer
D. Richard Smith*                                                     Survey, Main Office Operations
                                                                      Service Quality Category. The
Treasurer                                             firm achieved a 3.42 overall score on a scale of
W. Thomas London*                                     1 to 4 in the 1997 survey. A total of 111 firms
                                                      responded, offering input on the quality of
Assistant Treasurers                                  service they received from 29 mutual fund
Mark E. Bradley*                                      companies nationwide. The survey contained
Ellen Moynihan*                                       questions about service quality in 11
James O. Yost*                                        categories, including "knowledge of operations
                                                      contact," "keeping you informed," and "ease of
                                                      doing business" with the firm.

*Affiliated with the Investment Adviser

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                                                               -----------------
MFS(R) GOVERNMENT                                                   Bulk Rate
LIMITED MATURITY FUND                                             U.S. Postage
                                                                      Paid
[Logo] M F S(R)                                                       MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(R)



500 Boylston Street
Boston, MA 02116-3741



[DALBAR LOGO]



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                  MGL-3 8/98 19M 28/228/328/828